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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C. 20549



                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




                                     JUNE 4, 1997
                                     ------------
                   Date of Report (Date of earliest event reported)



                              FACTORY CARD OUTLET CORP.
                              -------------------------
                (Exact name of registrant as specified in its charter)



    Delaware                      21859               36-3652087
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)        File Number)       Identification No.)



                   745 BIRGINAL DRIVE, BENSENVILLE, ILLINOIS  60106
                   ------------------------------------------------
               (address of principal executive offices)     (Zip Code)


                                    (630) 238-0010
                                    --------------
                           (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

    On June 4, 1997, Factory Card Outlet Corp. (the "Registrant") announced that it is revising its performance expectations for the fourth quarter and year ended June 28, 1997.

    A copy of the Registrant's press release, dated June 4, 1997, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


EXHIBIT NO.   DESCRIPTION

99.1          Press Reolease of Factory Card Outlet Corp. issued June 4, 1997.


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                                      SIGNATURE



    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this repoort to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FACTORY CARD OUTLET CORP.





                                  ______________________________________
                                  Charles R. Cumello
Dated:  June 4, 1997              President


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                                    EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION

99.1          Press Release of Factory Card Outlet Corp. issued June 4, 1997